Exhibit 10.4

LOAN AGREEMENT

Loan Agreement made this 29th day of May 2006, by and between Alynx, Co., a Nevada corporation (“Borrower” or “Company”) and 1st Orion Corp, a Utah corporation (“Lender”).

In consideration of the mutual terms, conditions and covenants hereinafter set forth Borrower and Lender agree as follows:

1.

Loan. Subject to and in accordance with this Agreement, its terms, conditions and covenants Lender agrees to lend to Borrower on May 29, 2006 (the “Closing Date”) the principal sum of Two Thousand Five Hundred Dollars ($2,500).  The delivery of funds and other matters to be completed prior to or on the Closing Date is referred to as the “Closing.”

2.

Note. The Loan shall be evidenced by a Demand Promissory Note in the form attached hereto as Exhibit A (the “Note”) executed by the Borrower and delivered to Lender at Closing.

3.

Interest. The Loan shall bear interest on the unpaid principal at an annual rate of ten percent (10%). In the event of a default in payment the aforesaid interest rate shall apply to the total of principal and interest due at the time of default.

4.

Payment. Payment shall be in accordance with the terms contained in the Note. The Note may, at any time and from time to time, be paid or prepaid in whole or in part without premium or penalty. Upon the payment of the outstanding principal in full or all of the installments, if any, the interest on the Loan shall be computed and a final adjustment and payment of interest shall be made within thirty (30) days of the receipt of notice. Interest shall be calculated on the basis of a year of 360 days and the actual number of days elapsed and paid annually.

5.

Conversion. Lender may elect to convert in whole or in part, the outstanding principal balance of, and all accrued and unpaid interest of the Note into the Company’s $.001 par value common stock (the “Shares”) at a conversion price of $.005 per share (the “Conversion Price”) prior to the maturity date of the Note; when and only if the company is an operating company and no longer classified as a “shell” company under SEC regulations. Borrower shall promptly cause to be issued to Lender, following conversion, a stock certificate representing the Shares.

7.

Acknowledgments. In connection with the issuance of the Shares upon payment of the Conversion Price, the Lender hereby represents and warrants to Borrower that:

7.1

Familiarity with Company. The Lender is familiar with the business, history and operations of, the Company, and is aware that an investment in the Shares is highly speculative and subject to substantial risk.

7.2

Shares Not Registered. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities or “blue sky” laws, and will be offered and sold to Lender pursuant to exemptions from the registration requirements of the Securities Act and applicable state securities and blue sky laws, and:

(i)

the Lender may not sell, pledge, transfer or otherwise dispose of the Shares except (a) pursuant to an effective registration statement covering the Shares under the Securities Act and relevant state securities and blue sky laws, or (b) upon delivery the Lender represents and such representation is acceptable to the Company that, with respect to a proposed transfer of the Shares an exemption exists and registration is not required under the Securities Act or under the securities or blue sky laws of any state;

(ii)

the Company will make a notation upon its records and will place a restrictive legend upon the certificate or certificates representing the Shares so that transfers of the Common Stock will not be effected without compliance with such restrictions on transferability and resale;

(iii)

the Lender, at the date hereof, is an “non-accredited investor” as defined in Rule 501(a) under the Securities Act;

(iv)

there is not currently any market for the Company's Common Stock, and no assurance has been given and no representations have been made that there will ever be a market for the resale of the Common Stock;

(v)

no representations, promises or agreements have been made to the Lender concerning the marketability or value of the Common Stock or that any of the Common Stock will be registered under the Securities Act or any state securities or blue sky laws at any time in the future or will otherwise be qualified for sale under applicable securities laws; and

(vi)

the Company does not currently intend to make available to the public information concerning itself so as to permit the Lender to use Rule 144 under the Securities Act for the sale or transfer of the Common Stock.

7.3

Exclusion of Representations, Etc. No representations, warranties, promises or agreements have been made to the Lender with respect to either of the following:

(i)

the approximate or exact length of time that the Lender will be required to remain as owner of the Common Stock;  or

(ii)

the percentage of profit or the amount or type of consideration (including dividends), profit or loss (including tax write-offs or tax benefits) that the Lender will realize, if any, as a result of any investment in the Common Stock.

8.

Representations and Warranties. Borrower represents and warrants: (i) that the execution, delivery and performance of this Agreement and Demand Promissory Note have been duly authorized and are proper.

9.

Default. Borrower shall be in default: (i) if any payment due under the Note is not made within thirty (30) days of the date due; (ii) in the event of assignment by Borrower for the benefit of creditors; (iii) upon the filing of any voluntary or involuntary petition in bankruptcy by or against Borrower that is not dismissed within 60 days of filing; or (iv) if Borrower has breached any representation or warranty specified in this Agreement.

10.

Miscellaneous. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. This Agreement shall be governed in all respects by the laws of the State of Utah as such laws are applied to agreements between Utah residents entered into and performed entirely in Utah.

[Signature Page to Follow]

INTENDING TO BE LEGALLY BOUND, the parties hereto have caused this Loan Agreement to be executed as of the date first above written.

BORROWER:

LENDER:

ALYNX, CO.

1st Orion Corp

/s/ Ken Edwards

/s/ Laura Lee Madsen

Ken Edwards, President

Laura Lee Madsen, President

1378 Ramola Street

P.O. Box 338

Kaysville, UT 84037

West Jordan, UT 84084

SIGNATURE PAGE FOR LOAN AGREEMENT

Exhibit A

DEMAND PROMISSORY NOTE

$2,500

10% Interest Per Annum

May 29, 2006

In consideration of the Loan Agreement dated May 29, 2006 (hereinafter referred to as a "Loan") 1st Orion Corp, a Utah corporation (the "Lender"), has made to Alynx Co, a Nevada corporation (the "Borrower"), and for value received, the Borrower hereby promises to pay to the order of the Lender, at P.O. Box 338, West Jordan, UT 84084, or at such other place in the continental United States as the Lender may designate in writing, in lawful money of the United States, and in immediately available funds, the principal sum of TWO THOUSAND FIVE HUNDRED DOLLARS ($2,500).

The unpaid principal balance of the Note shall be paid on the date which is 30 days after the date of demand for payment by the Lender or on June 1, 2009.

The Borrower hereby further promises to pay to the order of the Lender interest on the outstanding principal amount from the date hereof, at an annual rate equal to ten percent (10%).

Interest shall be payable when the unpaid principal balance of the Note is paid.

All payments made on this Note (including, without limitation, prepayments) shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of 360-day year. Accrued and unpaid interest shall be due and payable upon maturity of this Note. After maturity or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

The outstanding principal amount of this Note may be prepaid by the Borrower upon notice to the Lender in whole at any time or in part from time to time without any prepayment penalty or premium; provided, that upon such payment any interest due to the date of such prepayment on such prepaid amount shall also be paid.

This Agreement shall be construed in accordance with and governed by the laws of the State of Utah.

Alynx, Co.

/s/ Ken Edwards

Ken Edwards, President

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